John Hancock
Growth
Trends
Fund

ANNUAL
REPORT

10.31.01

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing approxi
mately one-third
of its assets in
stocks of U.S. and
foreign companies
in each of the
following sectors:
financial services,
health care and
technology.

Over the last twelve months

* The economy teetered near a recession even as interest rates declined.

* The stock market lost considerable ground overall.

* Health-care, financial and technology stocks struggled to varying degrees, with the tech and telecom sectors the hardest hit.


[Bar chart with heading "John Hancock Growth Trends Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -38.37% total return for Class A. The second bar represents the -38.89% total return for Class B. The third bar represents the -38.89% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top five holdings

Financial Services

 6.1%   Citigroup
 5.2%   American International Group
 5.2%   Fannie Mae
 5.1%   Goldman Sachs Group
 5.0%   Fifth Third Bancorp

Technology

 4.9%   Cisco Systems
 4.7%   Taiwan Semiconductor
 4.4%   Flextronics International
 4.4%   Dell Computer
 4.2%   AOL Time Warner

Health Care

 9.4%   WellPoint Health Networks
 8.6%   ImClone Systems
 6.8%   Baxter International
 6.2%   Syncor International
 6.2%   Celgene

As a percentage of Financial Services, Technology and Health Care net assets, respectively, on October 31, 2001.



MANAGERS'
REPORT

John Hancock
Growth Trends Fund

Rapidly deteriorating economic conditions, some of the worst corporate earnings results in years and the tragic events of September 11 weighed heavily on the overall stock market during the past 12 months. For the year ended October 31, 2001, the broad market, as measured by the Standard & Poor's 500 Index, returned -24.89%. These difficult conditions hit the three industry groups that make up John Hancock Growth Trends Fund -- financial, health care and technology -- with various degrees of severity.

PERFORMANCE AND STRATEGY REVIEW

For the 12 months ended October 31, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -38.37%, -38.89% and -38.89%, respectively, at net asset value. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"Financial stocks held up
 better than the market
 as a whole, but perform
 ance varied widely
 within the sector."

Technology stocks experienced by far the biggest declines of the three sectors during the year, prompting us to make several asset-allocation shifts to adjust back toward our target one-third weights. On several occasions, all new cash flow into the Fund was used to address the tech imbalance, and later in the year we reallocated assets to bring the technology weighting up.

FINANCIALS By James K. Schmidt, CFA

Financial stocks held up better than the market as a whole, but performance varied widely within the sector. Financial companies whose businesses were connected to the equity market -- including brokers, asset managers and banks engaged in investment banking and trading - were hard hit by the downturn. These companies, which tend to be larger-cap financial companies with the highest price-to-earnings ratios, were also our focus, and that hurt the Fund's financial portfolio this year. Some of our detractors included Citigroup, American Express, American International Group (AIG), Charles Schwab, Bank of New York and Northern Trust, which we sold. In the brokerage area, we are keeping our emphasis on the institutional side of the business for now, holding stocks like Goldman Sachs, because we think investment banking business will come back quicker than the retail side.

"Our decision to under-
weight pharmaceutical
stocks proved
beneficial..."

In the insurance group, we are emphasizing property and casualty companies, which benefited from an improved pricing environment that grew stronger following September 11. In this group, we are sticking with the highest-quality, most financially solid names, such as AIG and Swiss Reinsurance, since we believe they will benefit from a "flight to quality."

HEALTH CARE By Jordan Schreiber, CFA

Health-care stocks weren't immune to the overall weakness of the world's financial markets and the global economy. However, we benefited in part from our decision to limit our investments in pharmaceutical companies, which make up approximately 70% of the sector overall, but only about 21% of the Fund's health-care holdings. Our decision to underweight pharmaceutical stocks proved beneficial because even though these companies generally reported earnings in line with expectations, new product flow -- the lifeblood of the pharmaceutical industry -- was inadequate to sustain the mid-teens earnings growth rates that investors had come to expect. Furthermore, a number of patent expirations, intense generic drug competition, an unfriendly political climate and increased emphasis on new drug safety, rather than efficacy, pressured the valuations of prescription drug companies.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 32%, the second is Electronics 15%, the third Computers 12%, the fourth Banks-United States 12% and the fifth Finance 7%.]

We also kept the portfolio diversified. Our holdings at the end of the period included an eclectic mix of hospital management groups, such as Tenet Healthcare; HMOs, such as WellPoint Health Networks; and generic drug and biotechnology companies with exciting new products, including Amgen and ImClone Systems, all of which posted relatively strong returns during the year.

[Pie chart at bottom of page with heading "Portfolio allocation excluding short-term investments and cash As a percentage of net assets on 10-31-01." The chart is divided into three sections (from top to left): Technology 34%, Financials 33% and Health care 33%.]

Anticipating an economic recovery in 2002, we believe that the health-care portfolio is appropriately structured. Our forecast calls for pharmaceutical stocks to continue to lag, but higher-growth companies, such as biotechnology companies, will more fully participate in an economic recovery-based market.

TECHNOLOGY By Marc Klee, CFA, Barry Gordon and Alan Loewenstein, CFA

All but a very select group of technology stocks posted losses during the past year. High-growth, high-multiple tech-stock holdings fared particularly poorly, as investors shifted to safer havens in the midst of the economic and global market malaise. Software companies such as BEA Systems, i2 Technologies and Mercury Interactive suffered large stock price declines when hopes of an economic recovery diminished. Storage companies such as EMC and Network Appliance, which we sold, also got hit as business demand plummeted. Semiconductor and semiconductor capital equipment stocks held up better than other areas until September
11. But the terrorist attacks helped unleash a broad sell-off in chipmakers such as Applied Materials and equipment companies including Micron Technology and Cypress Semiconductors. Economic weakness and the negative effect it had on both consumer and business spending put pressure on computer holdings such as Dell Computer.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Genentech followed by an up arrow with the phrase "Flow of cancer treatments remains strong." The second listing is Mercury Interactive followed by a down arrow with the phrase "Customers postpone new software implementation." The third listing is Charles Schwab followed by a down arrow with the phrase "Hurt by deteriorating stock market conditions."]

"All but a very select group
 of technology stocks
 posted losses during the
 past year."

A handful of technology companies were able to buck the inhospitable market environment including KLA-Tencor, which posted strong gains thanks to increased awareness of the importance of its products for the next generation of semiconductor technologies.

More earnings disappointments and continued stock price volatility are undoubtedly in store during the final months of 2001. Beyond the end of this year, however, we expect that the economy will stage a quick and sharp recovery in the first half of 2002 and that tech stocks will enjoy a strong comeback.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.
                         Class A      Class B      Class C        Index
Inception date           9-22-00      9-22-00      9-22-00           --

Average annual returns with maximum sales charge (POP)
One year                  -41.43%      -41.94%      -40.13%      -24.89%
Since inception           -40.93%      -40.81%      -39.13%          --

Cumulative total returns with maximum sales charge (POP)
One year                  -41.43%      -41.94%      -40.13%      -24.89%
Since inception           -44.16%      -44.03%      -42.28%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,479 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Trends Fund, before sales charge, and is equal to $5,880 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Trends Fund, after sales charge, and is equal to $5,584 as of October 31, 2001.

                                    Class B      Class C 1
Inception date                      9-22-00      9-22-00
Without sales charge                 $5,830       $5,830
With maximum sales charge            $5,597       $5,772
Index                                $7,479       $7,479

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                         VALUE
COMMON STOCKS 97.13%                                                                                $319,983,374
(Cost $414,872,947)

Aerospace  0.98%                                                                                      $3,233,400
   60,000   United Technologies Corp.                                                                  3,233,400

Banks -- Foreign 1.67%                                                                                 5,500,357
   98,000   Credit Suisse Group* (Switzerland)                                                         3,582,951
  190,000   Lloyds TSB Group Plc (United Kingdom)                                                      1,917,406

Banks -- United States 11.83%                                                                         38,965,655
   64,500   Bank of America Corp.                                                                      3,804,855
   91,150   Bank of New York Co., Inc. (The)                                                           3,100,012
  145,000   BB&T Corp.                                                                                 4,654,500
   96,900   Fifth Third Bancorp                                                                        5,467,098
  137,500   FleetBoston Financial Corp.                                                                4,518,250
  142,000   Mellon Financial Corp.                                                                     4,771,200
   59,000   PNC Financial Services Group                                                               3,239,100
  101,000   State Street Corp.                                                                         4,599,540
  121,800   Wells Fargo & Co.                                                                          4,811,100

Broker Services 3.23%                                                                                 10,657,780
   71,500   Goldman Sachs Group, Inc.                                                                  5,588,440
   30,000   Legg Mason, Inc.                                                                           1,263,300
  295,500   Schwab (Charles) Corp. (The)                                                               3,806,040

Chemicals  0.19%                                                                                         622,656
  451,200   Immune Response Corp. (The)*                                                                 622,656

Computers  11.95%                                                                                     39,372,778
  140,000   BEA Systems, Inc.*                                                                         1,699,600
  170,000   Cadence Design Systems, Inc.*                                                              3,593,800
  300,000   Cisco Systems, Inc.*                                                                       5,076,000
  150,000   Citrix Systems, Inc.*                                                                      3,510,000
  190,000   Dell Computer Corp.*                                                                       4,556,200
  250,000   EarthLink, Inc.*                                                                           3,662,500
  160,000   EMC Corp.*                                                                                 1,971,200
  160,000   i2 Technologies, Inc.*                                                                       729,600
  100,000   Mercury Interactive Corp.*                                                                 2,382,000
  350,000   Redback Networks, Inc.*                                                                    1,403,500
  150,000   Siebel Systems, Inc.*                                                                      2,449,500
  200,000   Sun Microsystems, Inc.*                                                                    2,030,000
   75,000   VeriSign, Inc.*                                                                            2,903,250
  120,001   VERITAS Software Corp.*                                                                    3,405,628

Electronics 14.53%                                                                                    47,865,200
  149,000   Altera Corp.* #                                                                            3,009,800
   80,000   Analog Devices, Inc.*                                                                      3,040,000
  100,000   Applied Materials, Inc.* #                                                                 3,411,000
  160,000   Applied Micro Circuits Corp.*                                                              1,764,800
  185,000   Cypress Semiconductor Corp.*                                                               3,653,750
  230,000   Flextronics International Ltd.* (Singapore)                                                4,577,000
   70,000   General Electric Co.                                                                       2,548,700
  150,000   Integrated Device Technology, Inc.*                                                        4,177,500
   95,000   KLA-Tencor Corp.* #                                                                        3,881,700
  115,000   Micron Technology, Inc.*                                                                   2,617,400
  140,000   MKS Instruments, Inc.*                                                                     3,021,200
  260,000   Solectron Corp.*                                                                           3,198,000
  380,000   Taiwan Semiconductor Manufacturing Co. Ltd.*
              American Depositary Receipt (ADR) (Taiwan)                                               4,905,800
  145,000   Texas Instruments, Inc.                                                                    4,058,550

Fiber Optics 1.39%                                                                                     4,570,900
  120,000   CIENA Corp.*                                                                               1,951,200
  335,000   Finisar Corp.*                                                                             2,619,700

Finance  6.62%                                                                                        21,797,604
  120,200   American Express Co.                                                                       3,537,486
  243,000   Amvescap Plc (ADR) (United Kingdom)                                                        2,897,484
  144,700   Citigroup, Inc.                                                                            6,586,744
   86,500   Household International, Inc.                                                              4,523,950
  154,000   MBNA Corp.                                                                                 4,251,940

Insurance  5.65%                                                                                      18,602,138
   72,350   American International Group, Inc.                                                         5,686,710
   54,125   Marsh & McLennan Cos., Inc.                                                                5,236,594
   16,000   Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                                    4,222,282
    7,300   Principal Financial Group, Inc. (The)*                                                       164,250
   32,000   Swiss Reinsurance* (Switzerland)                                                           3,292,302

Media  1.32%                                                                                           4,369,400
  140,000   AOL Time Warner, Inc.*                                                                     4,369,400

Medical  24.20%                                                                                       79,742,334
  100,000   Amgen, Inc.*                                                                               5,682,000
    8,425   Anthem, Inc.*                                                                                352,839
   40,000   AstraZeneca Plc (United Kingdom)                                                           1,802,530
   50,000   Bristol-Myers Squibb Co.                                                                   2,672,500
  200,000   Celgene Corp.*                                                                             6,584,000
  200,000   Corixa Corp.*                                                                              2,594,000
   80,000   Dendreon Corp.*                                                                              700,000
   31,900   Diagnostic Products Corp.                                                                  1,406,790
  200,000   Emisphere Technologies, Inc.*                                                              4,810,000
  133,721   Galen Holdings Plc (United Kingdom)                                                        1,438,561
  100,000   Genentech, Inc.*                                                                           5,225,000
  100,000   Health Management Associates, Inc. (Class A)*                                              1,949,000
   50,000   HealthSouth Corp.*                                                                           651,000
  150,000   ImClone Systems, Inc.*                                                                     9,178,500
  150,000   Lexicon Genetics, Inc.*                                                                    1,476,000
  150,000   LifePoint Hospitals, Inc.*                                                                 4,677,000
   30,000   Medtronic, Inc.                                                                            1,209,000
  250,000   Millennium Pharmaceuticals, Inc.*                                                          6,365,000
   30,000   Pfizer, Inc.                                                                               1,257,000
   50,000   Sanofi-Synthelabo SA (France)                                                              3,298,658
1,000,000   SkyePharma Plc* (United Kingdom)                                                             777,956
  230,000   Syncor International Corp.                                                                 6,670,000
  100,000   Tenet Healthcare Corp.*                                                                    5,752,000
  700,000   WebMD Corp.*                                                                               3,213,000

Medical -- Devices  4.14%                                                                             13,624,264
  150,000   Baxter International, Inc.                                                                 7,255,500
  200,000   Cytyc Corp.*                                                                               5,244,000
  200,000   Smith & Nephew Plc (United Kingdom)                                                        1,124,764

Medical -- HMO  4.02%                                                                                 13,259,100
  240,000   Caremark Rx, Inc.*                                                                         3,216,000
   90,000   WellPoint Health Networks, Inc.*                                                          10,043,100

Mortgage Banking  3.16%                                                                               10,398,408
   69,800   Fannie Mae                                                                                 5,651,008
   70,000   Freddie Mac                                                                                4,747,400

Telecommunications  2.25%                                                                              7,401,400
  240,000   Global Crossing Ltd.* (Bermuda)                                                              271,200
  180,000   Nokia Corp. (ADR) (Finland)                                                                3,691,800
   70,000   QUALCOMM, Inc.*                                                                            3,438,400

RIGHTS  0.00%                                                                                                  0
(Cost $0)

Insurance  0.00%
   32,000   Swiss Reinsurance Co.* (Switzerland)                                                               0

                                                                       INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                         RATE    (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 4.12%                                                                         $13,585,000
(Cost $13,585,000)

Joint Repurchase Agreement 4.12%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-01, due 11-01-01 (Secured by
U.S. Treasury Bond, 6.375% due 08-15-27
and U.S. Treasury Inflation Indexed Note,
3.375% due 01-15-09)                                                       2.58%         $13,585     $13,585,000

TOTAL INVESTMENTS 101.25%                                                                           $333,568,374

OTHER ASSETS AND LIABILITIES, NET (1.25%)                                                            ($4,124,631)

TOTAL NET ASSETS 100.00%                                                                            $329,443,743

* Non-income producing security.

# All or a portion of the security is pledged as collateral for written call options.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $428,457,947)      $333,568,374
Cash                                                16,320
Foreign cash at value (cost $2,216)                  2,201
Receivable for investments sold                  4,015,679
Receivable for shares sold                         955,799
Dividends and interest receivable                  196,843

Total assets                                   338,755,216

LIABILITIES
Payable for investments purchased                8,017,172
Payable for shares repurchased                     576,745
Payable for written call options
  (premium received $203,708)                      174,900
Payable to affiliates                              320,534
Other payables and accrued expenses                222,122

Total liabilities                                9,311,473

NET ASSETS
Capital paid-in                                509,505,738
Accumulated net realized loss on investments
  and foreign currency transactions            (85,202,757)
Net unrealized depreciation of investments,
  written options and translation of
  assets and liabilities in
  foreign currencies                           (94,858,362)
Accumulated net investment loss                       (876)

Net assets                                    $329,443,743

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($99,098,483 [DIV] 16,881,797 shares)        $5.87
Class B ($161,103,687 [DIV] 27,645,743 shares)       $5.83
Class C ($69,241,573 [DIV] 11,882,626 shares)        $5.83

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($5.87 [DIV] 95%)                           $6.18
Class C ($5.83 [DIV] 99%)                            $5.89

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001
This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes
of $43,516)                                     $2,400,770
Interest                                           912,333

Total investment income                          3,313,103

EXPENSES
Investment management fee                        3,486,209
Class A distribution and service fee               323,404
Class B distribution and service fee             1,686,686
Class C distribution and service fee               721,509
Transfer agent fee                               1,153,496
Registration and filing fee                        311,780
Custodian fee                                      218,808
Offering costs                                      93,742
Accounting and legal services fee                   66,594
Auditing fee                                        25,500
Trustees' fee                                       18,411
Legal fee                                           16,233
Miscellaneous                                       11,236
Printing                                            10,093

Total expenses                                   8,143,701
Less expense reductions                           (705,720)

Net expenses                                     7,437,981

Net investment loss                             (4,124,878)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                    (86,154,576)
Written options                                  1,283,078
Foreign currency transactions                      (42,116)
Change in net unrealized appreciation
(depreciation) on Investments                  (82,547,140)
Written options                                     28,808
Translation of assets and liabilities in
foreign currencies                                  (3,899)

Net realized and unrealized loss              (167,435,845)

Decrease in net assets from operations       ($171,560,723)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00 1       10-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income (loss)                       $25,711      ($4,124,878)
Net realized loss                                 (372,857)     (84,913,614)
Change in net unrealized
  appreciation (depreciation)                  (12,336,131)     (82,522,231)

Decrease in net assets
  resulting from operations                    (12,683,277)    (171,560,723)

Distributions to shareholders
From net investment income
Class A                                                 --         (196,928)

From fund share transactions                   277,553,772      236,330,899

NET ASSETS
Beginning of period                                     --      264,870,495

End of period 2                               $264,870,495     $329,443,743

1 The Fund began operations on 9-22-00.

2 Includes undistributed net investment income of $196,698 and accumulated net investment loss of $876, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-00 1  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54
Net investment income (loss) 2                            0.01       (0.05)
Net realized and unrealized
  loss on investments                                    (0.47)      (3.61)
Total from investment
  operations                                             (0.46)      (3.66)
Less distributions
From net investment income                                  --       (0.01)
Net asset value,
  end of period                                          $9.54       $5.87
Total return 3,4 (%)                                     (4.60) 5   (38.37)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $86         $99
Ratio of expenses
  to average net assets (%)                               1.65 6      1.65
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.75 6      1.85
Ratio of net investment income (loss)
  to average net assets (%)                               0.57 6     (0.70)
Portfolio turnover (%)                                      11         116

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54
Net investment loss 2                                       -- 8     (0.10)
Net realized and unrealized
  loss on investments                                    (0.46)      (3.61)
Total from investment
  operations                                             (0.46)      (3.71)
Net asset value,
  end of period                                          $9.54       $5.83
Total return 3,4 (%)                                     (4.60) 5   (38.89)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $125        $161
Ratio of expenses
  to average net assets (%)                               2.34 6      2.35
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.44 6      2.55
Ratio of net investment loss
  to average net assets (%)                              (0.13) 6    (1.40)
Portfolio turnover (%)                                      11         116

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54
Net investment loss 2                                       -- 8     (0.10)
Net realized and unrealized
  loss on investments                                    (0.46)      (3.61)
Total from investment
  operations                                             (0.46)      (3.71)
Net asset value,
  end of period                                          $9.54       $5.83
Total return 3,4 (%)                                     (4.60) 5   (38.89)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $53         $69
Ratio of expenses
  to average net assets (%)                               2.34 6      2.35
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.44 6      2.55
Ratio of net investment loss
  to average net assets (%)                              (0.13) 6    (1.40)
Portfolio turnover (%)                                      11         116

1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Based on average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $0.01 per share.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Growth Trends Fund (the "Fund") is a diversified series of John Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Organization expense and offering costs

Expenses incurred in connection with the organization of the Fund have been borne by the Fund. Offering costs have been deferred and have been charged to the Fund's operations ratably over a twelve-month period that began with the commencement of the investment operations of the Fund.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the -counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.

Written options for the period ended October 31, 2001 were as follows:

                                     NUMBER OF      PREMIUMS
                                     CONTRACTS      RECEIVED

Outstanding, beginning of period            --            --
Options written                          4,640    $1,514,292
Options expired                         (2,425)     (997,381)
Options closed                            (625)     (313,203)
Outstanding, end of period               1,590      $203,708


Summary of written options outstanding on October 31, 2001:

                    NUMBER OF  EXERCISE          EXPIRATION
NAME OF ISSUER      CONTRACTS     PRICE                DATE     VALUE

Calls
Altera Corp.              390       $20   November 19, 2001   $62,400
Applied Materials Inc.  1,000        40   November 19, 2001    50,000
KLA-Tencor Corp.          200        40   November 19, 2001    62,500


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $4,088,928 collateralized by securities in the amount of $4,170,707.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $84,702,208 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforward expires as follows: October 31, 2008 -- $307,599 and October 31, 2009 -- $84,394,609.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 1.00% of the Fund's average daily net asset value. The Adviser has subadvisory agreements with American Fund Advisors, Inc. and Mercury Advisors. The Fund is not responsible for the payment of the subadvisers' fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $705,720 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $2,371,498 with regard to sales of Class A shares. Of this amount, $307,745 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,904,332 was paid as sales commissions to unrelated broker-dealers and $159,421 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $619,639 with regard to sales of Class C shares. Of this amount, $611,423 was paid as sales commissions to unrelated broker-dealers and $8,216 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $550,853 for Class B shares and $57,862 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                         YEAR ENDED 10-31-00         YEAR ENDED 10-31-01
                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A SHARES 1
Sold                9,089,790    $90,800,820   12,523,172    $99,058,383
Repurchased           (74,902)      (721,825)  (4,656,263)   (32,877,505)
Net increase        9,014,888    $90,078,995    7,866,909    $66,180,878

CLASS B SHARES 1
Sold               13,245,850   $132,402,084   18,575,801   $146,912,890
Repurchased           (93,017)      (922,621)  (4,082,891)   (28,164,638)
Net increase       13,152,833   $131,479,463   14,492,910   $118,748,252

CLASS C SHARES 1
Sold                5,615,948    $56,117,981    8,226,866    $64,533,142
Repurchased           (12,827)      (122,667)  (1,947,361)   (13,131,373)
Net increase        5,603,121    $55,995,314    6,279,505    $51,401,769

NET INCREASE       27,770,842   $277,553,772   28,639,324   $236,330,899

1 Class A, Class B and Class C shares began operations on 9-22-00.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $571,565,067 and $344,925,239, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $428,958,496. Gross unrealized appreciation and depreciation of investments aggregated $14,430,640 and $109,820,762, respectively, resulting in net unrealized depreciation of $95,390,122.

NOTE E
Reclassification of accounts

During the year ended October 31, 2001, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $43,044, a decrease in accumulated net investment loss of $4,124,232 and a decrease in capital paid-in of $4,167,276. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operation losses, offering costs and net realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Growth Trends Fund of
John Hancock Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Growth Trends Fund (a series of John Hancock Equity Trust) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended October 31, 2001.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 2001, no distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions, which are taxable for calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

SUB-INVESTMENT ADVISERS
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11130

Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



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This report is for the information of
the shareholders of the John Hancock
Growth Trends Fund.

4600A  10/01
       12/01